THE ALLIANZ RETIREMENT PROSM VARIABLE ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® VARIABLE ACCOUNT B

AND

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

For your convenience we have included a glossary at the back of this prospectus that defines key, capitalized terms that are used in this prospectus.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our). The Contract is designed to be used by purchasers who are working with a registered investment adviser.

This Contract offers a Base Account and an Income Advantage Account to which you can allocate money. The Base Account and the Income Advantage Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. The Base Account offers a variety of standard variable annuity features including a number of different Investment Options, systematic withdrawals, dollar cost averaging, and multiple annuitization options. The Income Advantage Account is designed for those who want protection with fewer Investment Options that can be used for guaranteed lifetime withdrawals (called Income Advantage Payments) and a guaranteed death benefit. You can transfer money between the Base Account and Income Advantage Account before you start Income Advantage Payments, subject to the maximum contribution limit for the Income Advantage Account. The Base Account and Income Advantage Account are both subject to fees, and the fees are computed and assessed differently.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.

Allianz Life Variable Account B is the Separate Account that holds the assets that underlie the Contract. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated:   September 30 , 2010

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30 , 2010

Here is a list of all the Investment Options available under this Contract. Under the Income Advantage Account, we restrict your selection and allocations to the Investment Options and we rebalance your Income Advantage Account Value on a quarterly basis, as discussed in section 4, Purchasing the Contract.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS	GATEWAY
AZL FusionSM Balanced Fund	AZL® Gateway Fund(1)
AZL FusionSM Conservative Fund
AZL FusionSM Growth Fund	INVESCO
AZL FusionSM Moderate Fund	AZL® Invesco International Equity Fund
AZL® Van Kampen Equity and Income Fund
ALLIANZ GLOBAL INVESTORS CAPITAL	AZL® Van Kampen Growth and Income Fund
AZL® Allianz AGIC Opportunity Fund
J.P. MORGAN
BLACKROCK	AZL® JPMorgan U.S. Equity Fund
AZL® BlackRock Capital Appreciation Fund
AZL® International Index Fund(1)	MFS
AZL® Mid Cap Index Fund(1)	AZL® MFS Investors Trust Fund
AZL® Money Market Fund(1)
AZL® Russell 1000 Growth Index Fund(1)	MORGAN STANLEY
AZL® Russell 1000 Value Index Fund(1)	AZL® Morgan Stanley Global Real Estate Fund(1)
AZL® Small Cap Stock Index Fund(1)	AZL® Morgan Stanley International Equity Fund
BlackRock Global Allocation V.I. Fund (1)	AZL® Morgan Stanley Mid Cap Growth Fund

COLUMBIA	PIMCO
AZL® Columbia Mid Cap Value Fund	PIMCO EqS Pathfinder Portfolio
AZL® Columbia Small Cap Value Fund	PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio(1)
DAVIS	PIMCO VIT Emerging Markets Bond Portfolio (1)
AZL® Davis NY Venture Fund	PIMCO VIT Global Bond Portfolio (Unhedged)(1)
PIMCO VIT Global Multi-Asset Portfolio(1)
DREYFUS	PIMCO VIT High Yield Portfolio(1)
AZL® Dreyfus Equity Growth Fund	PIMCO VIT Real Return Portfolio(1)
PIMCO VIT Total Return Portfolio(1)
EATON VANCE
AZL® Eaton Vance Large Cap Value Fund	SCHRODER
AZL® Schroder Emerging Markets Equity Fund(1)
FRANKLIN TEMPLETON
AZL® Franklin Small Cap Value Fund	TURNER
AZL® Franklin Templeton Founding Strategy Plus Fund	AZL® Turner Quantitative Small Cap Growth Fund
Franklin High Income Securities Fund(1)
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund(1)
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund(1)
Templeton Growth Securities Fund

(1)	These are the Investment Options available under the Income Advantage Account. See section 4, Purchasing the Contract for further information.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

TABLE OF CONTENTS

Fee Tables		4	9.	Access to Your Money	28
	Owner Transaction Expenses 4	4		Systematic Withdrawal Program	29
	Owner Periodic Expenses	4		The Minimum Distribution Program and Required
	Contract Annual Expenses	4		Minimum Distribution (RMD) Payments	29
	Annual Operating Expenses of the Investment Options	5		Suspension of Payments or Transfers	30
	Examples	5	10.	Income Advantage Payments	30
1.	The Variable Annuity Contract	6		Income Advantage Payment Overview	30
	State Specific Contract Restrictions	7		The Benefit Base	31
	When The Contract Ends	7		The Quarterly Anniversary Value	31
2.	Comparing the Base Account and			Requesting Income Advantage Payments	31
	Income Advantage Account	8		Calculating Your Income Advantage Payments	33
3.	Ownership	9		Automatic Annual Payment Increases to the
	Owner	9		Income Advantage Payments	34
	Joint Owner	9		Taxation of Income Advantage Payments	35
	Annuitant	9		When the Income Phase Ends	35
	Beneficiary	9	11.	The Annuity Phase	35
	Covered Person(s)	9		Calculating Your Annuity Payments	36
	Payee	11		Variable or Fixed Annuity Payments	36
	Assignment, Changes of Ownership and			Annuity Payment Options	36
	OtherTransfers of a Contract	11		When Annuity Payments Begin	37
4.	Purchasing the Contract	11	12.	Death Benefit	38
	Purchase Payments	11		Income Advantage Death Benefit	38
	Allocation of Purchase Payments and Transferred			Death of the Owner and/or Annuitant	39
	Account Values	12		Death Benefit Payment Options	39
	Income Advantage Account Investment Option Allocation		13.	Illustrations	39
	Restrictions and Quarterly Rebalancing	12	14.	Taxes	39
	Automatic Investment Plan (AIP)	13		Qualified and Non-Qualified Contracts	40
	Dollar Cost Averaging (DCA) Program	13		Taxation of Annuity Contracts	40
	Faxed Applications	14		Tax-Free Section 1035 Exchanges	41
	Free Look/Right-to-Examine Period	14	15.	Other Information	41
5.	Valuing Your Contract	15		Allianz Life	41
	Accumulation Units	15		The Separate Account	41
	Computing the Contract Value and Account Values	15		Distribution	41
6.	Investment Options	15		Additional Credits for Certain Groups	42
	Substitution and Limitation on Further Investments	21		Administration/Allianz Service Center	42
	Transfers Between Investment Options	22		Legal Proceedings	43
	Excessive Trading and Market Timing	23		Financial Statements	43
	Flexible Rebalancing Program	25		Status Pursuant to Securities Exchange Act of 1934	43
	Financial Advisers – Asset Allocation Programs	25	16.	Table of Contents of the Statement of Additional
	Voting Privileges	25		Information (SAI)	43
7.	Our General Account	26	17.	Privacy and Security Statement	44
8.	Expenses	26	Appendix A – Annual Operating Expenses for
	Base Account Fee	26		Each Investment Option	46
	Income Advantage Account Fee	26	Appendix B – Calculating the Values Available
	Contract Maintenance Charge	27		Under the Contract	48
	Transfer Fee	27	Glossary		49
	Premium Tax	28	For Service or More Information		51
	Income Tax	28
	Investment Option Expenses	28

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

FEE TABLES

The following tables describe the fees and expenses that you pay when purchasing and owning the Contract. For more information, see section 8, Expenses.

OWNER TRANSACTION EXPENSES
Sales/withdrawal charge ……………………….	None
Transfer Fee(1) …………………………………….	$25
Premium Tax(2) ……………………………………	0% to 3.5%
(as a percentage of each Purchase Payment)

(1)
The first twelve transfers in a Contract Year are free. We count all transfers made in the same Business Day as one transfer. The following transfers are not subject to the transfer fee and do not count against any free transfers we allow: transfers made between the same Investment Option in the Base Account and Income Advantage Account, dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under the Income Advantage Account. Currently, we deduct this fee only during the Accumulation and Income Phases, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 8, Expenses – Transfer Fee.

(2)
It is our current practice not to make deductions from the Contract Value to reimburse ourselves for premium tax that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 8, Expenses – Premium Tax.

OWNER PERIODIC EXPENSES
Contract Maintenance Charge(3) ………………	$75
(per Contract per year)

(3)
We waive this charge during the Accumulation and Income Phases if the Contract Value for all your Retirement Pro Contracts is at least $100,000 at the time we are to deduct the charge. We waive this charge during the Annuity Phase if your Base Account Value for all your Retirement Pro Contracts on the Annuity Date is at least $100,000. For more information, please see section 8, Expenses – Contract Maintenance Charge.

CONTRACT ANNUAL EXPENSES
	Base Account	Income Advantage Account
	Current and Maximum(4)	Current(5)	Maximum(6)
Base Account Fee (as a percentage of the Base Account Investment Options’ net asset value)	0.30%	NA	NA
Income Advantage Account Fee (as a percentage of the Benefit Base)
Single Income Advantage Payments	NA	1.20%	1.75%
Joint Income Advantage Payments	NA	1.35%	1.75%

(4)
We calculate and accrue the Base Account Fee on a daily basis, at an annualized rate as a percentage of the Base Account Investment Options’ net asset value. We deduct this fee during the Base Account’s Accumulation and Annuity Phases, except that we do not assess this fee during the Annuity Phase on amounts you apply to fixed Annuity Payments. For more information, please see section 8, Expenses – Base Account Fee.

(5)
The Income Advantage Account Fee is an annualized rate that is calculated and accrued on a daily basis and deducted quarterly. The fee is calculated as a percentage of the Benefit Base rather than as a percentage of the Income Advantage Account Value. The Income Advantage Account Fee reduces the Contract Value and Income Advantage Account Value, but not the Base Account Value, Benefit Base or Income Advantage Death Benefit. For more information, please see section 8, Expenses – Income Advantage Account Fee.

(6)
We reserve the right to increase or decrease the Income Advantage Account Fee on each Quarterly Anniversary subject to this maximum set out above and the minimum stated in section 8, Expenses – Income Advantage Account Fee. However, in any twelve-month period we cannot increase or decrease the Income Advantage Account Fee more than 0.25%. If we increase the Income Advantage Account Fee we will notify you in writing at least 30 days before the increase and allow you to transfer all your Income Advantage Account Value to the Base Account before the increase takes effect. For more information, please see section 8, Expenses – Income Advantage Account Fee.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table shows the minimum and maximum total annual operating expenses for the Investment Options for the period ended December 31, 2009, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.67%	2.08%

*
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options.

EXAMPLES

The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and whether you allocate money to the Base Account and/or Income Advantage Account. These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers. You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

We deduct the total $75 contract maintenance charge in the examples at the end of each year during the Accumulation Phase. Please note that we may waive this charge during the Accumulation and Income Phases as described in section 8, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 8, Expenses – Transfer Fee).

If you make a $10,000 investment and your selected Investment Options earn a 5% annual return, you may pay expenses as follows.

a)	If you allocate your total investment to the Income Advantage Account and select joint Income Advantage Payments and we assess the maximum potential Income Advantage Account Fee of 1.75%.

b)	If you allocate your total investment to the Income Advantage Account and select joint Income Advantage Payments and we assess the current Income Advantage Account Fee of 1.35%.(1)

c)	If you allocate your total investment to the Base Account, which has the lowest charge of a 0.30% Base Account Fee.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	a)	$458	$1,378	$2,305	$4,650
	b)	$418	$1,264	$2,121	$4,315
	c)	$314	$ 955	$1,616	$3,356
0.67% (the minimum Investment Option operating expense)	a)	$318	$ 968	$1,637	$3,394
	b)	$279	$ 850	$1,440	$3,006
	c)	$174	$ 531	$ 902	$1,898

(1)
We reserve the right to increase or decrease the Income Advantage Account Fee on each Quarterly Anniversary subject to the maximum and minimum. If we increase the Income Advantage Account Fee, we will notify you in writing at least 30 days before the increase.

As of September 30, 2010, no Contracts offered by this prospectus had been sold. Therefore, we have not included any condensed financial information.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and the money is invested in a contract on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 14, Taxes.) Depending upon market conditions, your Contract can gain or lose value based on your selected Investment Options’ performance. When you withdraw money as Annuity Payments, we promise to make regular periodic payments to you or someone you designate (the Payee). When you withdraw money as Income Advantage Payments, we promise to make regular periodic guaranteed payments to you. We will not make any changes to your Contract without your permission except as may be required by law.

In this prospectus, we use the terms Separate Account, general account, Base Account and Income Advantage Account. These terms are explained in the following paragraphs.

The Separate Account is a separate legal entity established pursuant to Minnesota law that holds the variable investment assets that underlie the variable annuities issued by Allianz Life. We keep these assets apart from our general account assets and the other separate account assets that we own. Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.

This Contract offers a Base Account and an Income Advantage Account to which you can allocate money. The Base Account and the Income Advantage Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. They are distinct from and should not to be confused with the Separate Account or general account. The Base Account offers a variety of standard variable Investment Options, but does not offer any guaranteed values. The Income Advantage Account offers guaranteed values that can be used for guaranteed lifetime withdrawals called Income Advantage Payments. The Income Advantage Account has fewer variable Investment Options for you to invest in. The Base Account and the Income Advantage Account are accounted for separately in terms of the values allocated to them and their expenses. Collectively we refer to the Base Account and Income Advantage Account as “the Accounts” within this prospectus.

The Base Account and Income Advantage Account Contract can each have up to two phases. The first phase is generally the Accumulation Phase. The Base Account may also have an Annuity Phase and the Income Advantage Account may have an Income Phase. The Accumulation Phase for each Account begins on the Business Day you allocate money to it. However, if you wait to allocate money to the Base Account until you begin Annuity Payments, your Base Account will immediately enter the Annuity Phase. Also, if you wait to allocate money to the Income Advantage Account until you begin Income Advantage Payments, your Income Advantage Account will immediately enter the Income Phase.

During the Accumulation Phase you can take withdrawals from your Accounts and, subject to certain restrictions, you can make additional Purchase Payments. Each Account’s Accumulation Phase (if any) will end upon the earliest of the following.

•	On the Benefit Election Date that you request Income Advantage Payments (Income Advantage Account only).

•	On the Business Day before the Annuity Date that you annuitize the Base Account Value.

•	On the Business Day we process your request for a full withdrawal of the total Contract Value.

•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Accumulation Phase ends on the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the surviving spouse continues the Contract.

During the Base Account’s Annuity Phase, we make Annuity Payments to the Payee. You can only annuitize the Base Account Value if your entire Contract Value is in the Base Account. You can choose when Annuity Payments begin (the Annuity Date), subject to certain restrictions. We base Annuity Payments on your total Base Account Value and the payout rates for the Annuity Option you select. If you select variable Annuity Payments, your payments may change based on the performance of your selected Investment Options. If you select fixed Annuity Payments, your payments generally will not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 11, The Annuity Phase – Annuity Payments.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

During the Income Advantage Account’s Income Phase, we make Income Advantage Payments to you. You can choose when Income Advantage Payments begin. The Benefit Election Date is the date we calculate your initial payment and the Payment Date is the date that your payments will actually begin. You choose these dates subject to certain restrictions. We base your annual maximum Income Advantage Payment on a percentage of the Benefit Base.

Your Income Advantage Payments can increase annually, and they will decrease if you withdraw more than the annual maximum (an Excess Withdrawal) or if you transfer Income Advantage Account Value to the Base Account. Income Advantage Payments will continue for the lifetime of the Covered Persons unless you take an Excess Withdrawal of the total Income Advantage Account Value, or transfer this total value to the Base Account. For more information, see section 10, The Income Advantage Account – When the Income Phase Ends.

It is possible for your Contract to be in different phases at the same time. For example, your Base Account can be in the Accumulation Phase while your Income Advantage Account is in the Income Phase.

STATE SPECIFIC CONTRACT RESTRICTIONS

If you purchase a Contract, it will be subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract delivered in another state because of state-specific legal requirements. Features for which there may be state-specific Contract provisions may include the following.

•	Availability of Investment Options, Annuity Options, endorsements, and/or riders.

•	Free look rights.

•	Selection of certain Annuity Dates.

•	Restrictions on your ability to make additional Purchase Payments.

•	Selection of certain assumed investment rates for variable Annuity Payments.

•	Our ability to restrict transfer rights.

All material state variations in the Contract are disclosed in this prospectus. If you would like more information regarding state-specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.

WHEN THE CONTRACT ENDS

The Contract ends when:

•	all applicable phases of the Contract (Accumulation Phase, Income Phase, and Annuity Phase) have ended, and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract will end although the Annuity Phase and Income Phase never began and we did not make any death benefit payments.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

2.	COMPARING THE BASE ACCOUNT AND INCOME ADVANTAGE ACCOUNT

Primary Differences Between the Accounts
	Base Account	Income Advantage Account
What are the Account features?	Standard variable annuity features including a number of different Investment Options, systematic withdrawals, dollar cost averaging and multiple annuitization options.	A protected account with fewer Investment Options that can be used for guaranteed lifetime withdrawals (called Income Advantage Payments), and a guaranteed death benefit.
Are there withdrawal charges?	No.	No.
What are the Account fees? (See section 8, Expenses)	The Base Account Fee is 0.30% calculated and assessed as a percentage of the net asset value of the Base Account’s Investment Options.	For single Income Advantage Payments, the current Income Advantage Account Fee is 1.20% of the Benefit Base, and for joint, the current fee is 1.35%.
Can the Account fees change?	No.
Yes, on each Quarterly Anniversary the Income Advantage Account Fee can increase up to a maximum of 1.75% or it can decrease to as low as 0.25%. However, we cannot increase or decrease the fee more than 0.25% in any twelve-month period.

Are there restrictions on Account contributions? (See section 4, Purchase the Contract – Allocation of Purchase Payments and Transferred Account Values.)	No.
During the Accumulation Phase, the maximum aggregate Income Advantage Account contribution that we allow without our prior approval is $1 million for all Contracts registered with the same social security number. You cannot make allocations to this Account once Income Advantage Payments begin or the older Covered Person reaches age 81. Total allocations include Purchase Payments allocated to this Account, plus amounts transferred into this Account, less withdrawals and amounts transferred out of this Account; all calculated as of the date we process the Purchase Payment, transfer or withdrawal.

Are there Account specific Investment Option allocation and transfer restrictions?
(See section 4, Purchase the Contract – Investment Option Allocation and Transfer Restrictions Under the Income Advantage Account.)
No.
There are fewer Investment Options available under the Income Advantage Account. We also divided the Investment Options into three groups and restrict the amount of Income Advantage Account Value that you can have in each group. We rebalance your Income Advantage Account Value quarterly according to your future Purchase Payment allocation instructions.

Are there guaranteed values?
(For information on the Benefit Base, see section 10, Income Advantage Payments – The Benefit Base. For information on the Income Advantage Death Benefit, see section 12, Death Benefit.)
No.
We base guaranteed Income Advantage Payments on the Benefit Base and the guaranteed Income Advantage Death Benefit on the Quarterly Anniversary Value. Before Income Advantage Payments begin, these values are both equal to the highest Income Advantage Account Value on any Quarterly Anniversary, adjusted for subsequent Purchase Payments, withdrawals and transfers.

What kind of payouts are available? (See section 9, Access to Your Money; section 10, Income Advantage Payments; section 11, The Annuity Phase; and section 12, Death Benefit.)
The Base Account Value is available to you by taking withdrawals or Annuity Payments, and it is available to your Beneficiary upon your death. You can only annuitize the Base Account Value if your entire Contract Value is in the Base Account.

The Income Advantage Account Value is available to you by taking withdrawals. This Account provides guaranteed lifetime withdrawals through Income Advantage Payments. This Account also provides a guaranteed Income Advantage Death Benefit that is available to your Beneficiary upon your death.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

3.	OWNERSHIP

OWNER

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. Any change of ownership is subject to our approval. Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change is effective as of the date you sign the request. A change of ownership does not automatically change the Annuitant or Beneficiary. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER

A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

ANNUITANT

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses. If the Annuitant of an individually owned Contract dies before the Annuity Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it. For example, if a sole Owner dies during the Accumulation or Income Phases of the Contract, we pay a death benefit to the Beneficiary(s). If the Annuitant is not an Owner and he/she dies during the Accumulation or Income Phases of the Contract, the Owner can name a new Annuitant (subject to our approval) and we do not pay a death benefit. If an Owner who is not an Annuitant dies during the Annuity Phase, the Beneficiary becomes the Owner, Annuity Payments continue and we do not pay a death benefit. If an Annuitant dies during the Annuity Phase, Annuity Payments to the Payee continue until the Contract ends and are paid at least as rapidly as they were being paid at the time of the Annuitant’s death. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

BENEFICIARY

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, we pay any death benefit to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

COVERED PERSON(S)

Covered Person(s) are the persons upon whose lives we base Income Advantage Payments. Their ages determine availability of the Contract and when Income Advantage Payments can begin. At issue you select whether you want Income Advantage Payments based on your life (single payments), or the lifetime of you and your spouse (joint payments). However, joint Income Advantage Payments are not available if there is more than a 25-year age difference between spouses. Based on your payment selection, we determine the Covered Persons as follows.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

For single Income Advantage Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.

•	jointly owned Contracts, you can choose which Owner is the Covered Person.

•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

For joint Income Advantage Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:

–	spouses must be Joint Owners; or

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–	if the owner is a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary; or

–
if the owner is a non-individual and we require the non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary.

After we issue your Contract you cannot add or replace a Covered Person, but you can remove a joint Covered Person on a Contract Anniversary (or a Benefit Anniversary once payments begin) by completing the appropriate form and sending it to us within 30 days before the anniversary. We process your request on the Contract Anniversary* (or Benefit Anniversary) that occurs immediately after we receive your request in Good Order at our Service Center. Removing a joint Covered Person does not change Income Advantage Payments, but it may change your Income Advantage Account Fee. We change your fee to equal the current fee for single Income Advantage Payments that is in effect on the anniversary that we process your request to remove a joint Covered Person if this amount differs from your current fee. However, any new Income Advantage Account Fee cannot be greater than the maximum listed in the Fee Tables or section 8, Expenses - Income Advantage Account Fee.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

NOTE: A person no longer qualifies as a Covered Person and we remove them from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

NOTE FOR JOINT OWNERS SELECTING SINGLE INCOME ADVANTAGE PAYMENTS: If you are not spouses, Income Advantage Payments stop with the death of any Owner if the Contract Value is positive at the time of death. This means that if you select single Income Advantage Payments on a jointly owned Contract, payments could stop even if the Covered Person is still alive.

NOTE FOR JOINT INCOME ADVANTAGE PAYMENTS: Joint Covered Persons must continue to qualify as spouses under federal law until your Contract ends or the Annuity Phase begins. If at any time before this you are no longer spouses, you must send us notice and remove a joint Covered Person. When we receive notification of an Owner’s death, if we discover that joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, the Income Advantage Account, any Income Advantage Payments and the Contract all end.

NOTE FOR CONTRACTS ISSUED TO CIVIL UNION PARTNERS IN NEW JERSEY:  In the state of New Jersey, we allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long Income Advantage Payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract, and Income Advantage Payments also continue if the survivor is a Covered Person. This type of continuation is generally not allowed for a surviving civil union partner under the federal tax law with the following exception. If the Contract Value reduces to zero before the one year anniversary of the first civil union partner’s death, Income Advantage Payments can continue if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, Income Advantage Payments end.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

PAYEE

The Payee is the individual or non-individual you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Annuity Date, we make Annuity Payments to the Owner. The Owner can change the Payee at any time, subject to our approval, provided the Payee designation is consistent with federal and state laws and regulations.

ASSIGNMENT, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF A CONTRACT

An authorized request specifying the terms of an assignment (including any assignment, change of ownership or other transfer) of a Contract must be sent to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We are not liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Income Advantage Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

4.	PURCHASING THE CONTRACT

PURCHASE PAYMENTS

To purchase this Contract, all Covered Person(s) must be age 80 or younger on the Issue Date. The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial Purchase Payment we accept is $75,000 and it is due on the Issue Date.

•
You can make additional Purchase Payments of $50 or more during the Accumulation Phase. However, we will only accept additional Purchase Payments to the Income Advantage Account before the older Covered Person reaches age 81.

•	The maximum total Purchase Payments we accept without our prior approval is $1 million including amounts already invested in other Allianz Life variable annuities.

•
There are no other restrictions on allocations to the Base Account, but there is a maximum on Income Advantage Account contributions as discussed under “Allocation of Purchase Payments and Transferred Account Values.”

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, * and if mandated under applicable law, we may be required to reject a Purchase Payment.

*	In Florida and Maryland, we can decline any Purchase Payment that is more than $1 million.

Once we receive your initial Purchase Payment and all necessary information, we issue the Contract within two Business Days and allocate your payment to your selected Accounts and Investment Options. If you do not give us all of the information we need, we will contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.

If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the Purchase Payment until we receive it. A Purchase Payment is “received” when it arrives at our Service Center regardless of how or when you made the payment. We forward applications and Purchase Payments received at our home office address to the address listed on your application, which may delay processing.

NOTE TO OWNERS OF QUALIFIED CONTRACTS: Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

ALLOCATION OF PURCHASE PAYMENTS AND TRANSFERRED ACCOUNT VALUES

You make allocations to the Accounts and the Investment Options. However, you cannot make allocations to the Income Advantage Account during the Income Phase or once the older Covered Person reaches age 81.

You must allocate your money to the Investment Options in whole percentages. Currently we allow you to invest in up to 15 of the Investment Options in each Account at any one time. We may change this maximum in the future, but we will always allow you to invest in at least five Investment Options in each Account.

During the Accumulation Phase, the maximum aggregate Income Advantage Account contribution that we allow without our prior approval is $1 million. We calculate Income Advantage Account contributions for all Retirement Pro Contracts registered with the same social security number. We determine the maximum aggregate contribution and include the following, all calculated at the end of the Business Day:

•	Purchase Payments you allocate to the Income Advantage Account,

•	plus any Base Account Value you transfer into the Income Advantage Account,

•	less the total Income Advantage Account Value you withdraw, and

•	less the total Income Advantage Account Value you transfer to the Base Account.

We limit the amount you can take as a partial transfer or partial withdrawal from the Income Advantage Account. This limit is equal to the Income Advantage Account Value, less your total accumulated Income Advantage Account Fee for the current Contract quarter calculated as of the end of the Business Day that we process the withdrawal or transfer.

You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Transfers of Account Value between the Accounts and/or Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Income Advantage Value at the end of each quarter, as discussed next in this section.

You can change your future allocation instructions at any time without fee or penalty by written notice or calling us. We do not currently accept future Purchase Payment allocation instructions from you via email, website, or other electronic communications. These other communication methods may be available to you in the future. Changes to your future allocation instructions are effective on the Business Day we receive them in Good Order at our Service Center. We apply these allocation instructions from this Business Day forward to any additional Purchase Payments we receive and to the quarterly rebalancing of the Income Advantage Account Value. If you change your future allocation instructions and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/programs.

INCOME ADVANTAGE ACCOUNT INVESTMENT OPTION ALLOCATION RESTRICTIONS AND QUARTERLY REBALANCING

If you allocate Purchase Payments or transfer Base Account Value to the Income Advantage Account, we restrict the Investment Options you can select. In addition, when you purchase a Contract, you agree to allow us to rebalance your Income Advantage Account Value as described here. We put these restrictions in place to support the guarantees we provide under the Income Advantage Account, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in upside potential returns available from the Investment Options, which may limit your Income Advantage Account Value, Benefit Base and Income Advantage Death Benefit value.

We restrict both your selection of Investment Options and the percentage of Income Advantage Account Value you can allocate to the selected Investment Options as follows.

•	You cannot have more than 15% of your Income Advantage Account Value in the Group 1 Investment Options.

•	You cannot have more than 50% of your Income Advantage Account Value in the combined Groups 1 and 2 Investment Options.

•	We require you have at least 50% of your Income Advantage Account Value in the Group 3 Investment Options.

We allow you to make allocations to and from the Group 1 and Group 2 Investment Options as long as you do not exceed these maximum limitations.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Group 1 Investment Options
AZL Morgan Stanley Global Real Estate Fund AZL Schroder Emerging Markets Equity Fund AZL Small Cap Stock Index Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio PIMCO VIT Emerging Markets Bond Portfolio
Group 2 Investment Options
AZL Gateway Fund AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund BlackRock Global Allocation V.I. Fund PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
AZL Money Market Fund Franklin High Income Securities Fund Franklin U.S. Government Fund PIMCO VIT Global Bond Portfolio (Unhedged)	PIMCO VIT High Yield Portfolio PIMCO VIT Real Return Portfolio PIMCO VIT Total Return Portfolio Templeton Global Bond Securities Fund

We may add, eliminate or substitute Investment Options from these groups. We will secure all necessary SEC and other governmental approvals before eliminating or substituting an Investment Option. We may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way. We will send you written notice regarding additions, eliminations or substitutions. When an Investment Option in one of these groups is closed or substituted, we will send your written notice 30 days before the closing or substitution date.

We automatically rebalance the Income Advantage Account Value in each of your selected Investment Options according to your Income Advantage Account future Purchase Payment allocation instructions each quarter. The rebalancing occurs at the end of the Business Day immediately before each Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. Once you invest in the Investment Options, their performance may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. To change how we rebalance your Income Advantage Account Value each quarter, you must change your Income Advantage Account future allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we will reject your change.

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP is a program that allows you to make additional Purchase Payments to your Accounts during their Accumulation Phases on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You can participate in this program by completing the appropriate form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. We process additional Purchase Payments through AIP on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate Purchase Payments we receive through the AIP according to your future Purchase Payment allocation instructions which must comply with all of the requirements and allocation restrictions stated in this section. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day that we process AIP to make the change that month with the following exception. If you begin Annuity Payments, the AIP ends on the Business Day before the Annuity Date. If you begin Income Advantage Payments, the AIP ends on the Benefit Election Date. You can restart AIP after the Benefit Election Date, but only for allocations to the Base Account.

NOTE TO OWNERS OF QUALIFIED CONTRACTS: The AIP is not available if your Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

DOLLAR COST AVERAGING (DCA) PROGRAM

This program is only available to and from the Base Account Investment Options. The DCA program allows you to systematically transfer a set amount of Base Account Value each month from the DCA Money Market Account to your selected Base Account Investment Options. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, dollar cost averaging will not directly result in a Contract Value gain or protect against a market loss.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

You can elect to participate in either the six- or twelve-month DCA program by properly completing our DCA form. You can choose to participate in this program at any time during the Base Account’s Accumulation Phase and you can participate more than once. There are no fees for DCA program transfers and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

If you choose to immediately participate in this program, we apply 100% of the initial Purchase Payment you allocate to the Base Account to the DCA Money Market Account. If you choose to participate later, you must allocate at least $1,500 of your Base Account Value to the DCA Money Market Account. Each month while the program is in effect, we transfer Base Account Value from the DCA Money Market Account according to your Base Account future Purchase Payment allocation instructions.

We invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. The DCA Money Market Account is subject to the same risks, fees and charges as the AZL Money Market Fund and earns the same returns. Information on the AZL Money Market Fund can be found in section 6, Investment Options; Appendix A – Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your Financial Professional or us by calling the toll-free telephone number at the back of this prospectus.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers, or your program participation will not begin until next month. The amount that we transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during your program’s period.

Your participation in the program ends when any of the following occurs:

•	the DCA program period ends (which is either six or twelve months);

•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); or

•	your Contract ends.

If you request to end the program, we will transfer any remaining Base Account Value in the DCA Money Market Account according to your Base Account future allocation instructions on the Business Day your DCA program ends.

FAXED APPLICATIONS

We accept applications delivered via fax in most states, but we do not currently accept applications delivered via email or our website. It is important to verify that we have received any faxed application. We are not liable for faxed applications that we do not receive. We treat a manually signed faxed application the same as an application delivered by mail. Please note that fax communications may not always be available. Any fax system can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your application. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, please submit your application in writing to our Service Center. We reserve the right to discontinue or modify our faxed application policy at any time and for any reason.

FREE LOOK/RIGHT-TO-EXAMINE PERIOD

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). If you cancel the Contract within the allowed period, we return your Purchase Payments less withdrawals, or your Contract Value as of the day we receive your cancellation request, or such other amount as may be required in your state. If you purchased an IRA Qualified Contract, we are required to refund your Purchase Payments less withdrawals or such greater amount as may be required by your state. In cases where we are required to refund Purchase Payments, we reserve the right to allocate your initial Purchase Payment to your selected Account’s AZL Money Market Fund until the expiration of the free look period. At the end of the free look period, we will re-allocate your money according to your future Purchase Payment allocation instructions. For Owners in California age 60 or older, we are required to allocate your money to the AZL Money Market Fund during the free look period unless you specify otherwise on the appropriate form. The free look provision under the Contract is also called the right-to-examine.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

5.	VALUING YOUR CONTRACT

Your Account Values increase and decrease based on Purchase Payments, transfers, withdrawals, the deduction of fees and charges, and the investment performance of the Investment Options you select.

We place Purchase Payments you allocate to the Accounts and Investment Options into subaccounts under our Separate Account (Allianz Life Variable Account B). Each subaccount invests exclusively in one Investment Option within an Account. We use Accumulation Units to account for all amounts allocated to or withdrawn from each subaccount. If you request variable Annuity Payments during the Annuity Phase, we call the measurement an Annuity Unit.

ACCUMULATION UNITS

When we receive a Purchase Payment at our Service Center, we credit your Contract with Accumulation Units based on the amount of the Purchase Payment and the daily price (the net asset value) for your selected Investment Option. An Investment Option’s net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day’s price.

We arbitrarily set the initial Accumulation Unit Value for each subaccount. On the Issue Date, the number of Accumulation Units in each subaccount is equal to the initial Purchase Payment amount allocated to a subaccount, divided by that subaccount’s Accumulation Unit Value.

Example
•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Wednesday, we determine that the Accumulation Unit value is $13.25 based on your selected Investment Option and Account.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount Accumulation Units for your selected Investment Option and Account.

At the end of each Business Day we adjust the number of Accumulation Units in each subaccount as follows. Additional Purchase Payments and transfers into a subaccount increase the number of Accumulation Units. Withdrawals, transfers out of a subaccount, and the deduction of any transfer fee, contract maintenance charge or Income Advantage Account Fee decrease the number of Accumulation Units. The deduction of the Base Account fee does not reduce the number of Accumulation Units; rather, it reduces the Accumulation Unit value.

Each Business Day, we calculate changes to each subaccount's Accumulation Unit value to reflect:

•	changes in the value of underlying Investment Option shares,
•	dividends and capital gains declared by the Investment Option with an ex-dividend date of that Business Day, and
•	the deduction of the Base Account Fee (if applicable).

More detailed information about how we determine each subaccount’s Accumulation Unit value is contained in the Statement of Additional Information.

COMPUTING THE CONTRACT VALUE AND ACCOUNT VALUES

We calculate your total Contract Value each Business Day by multiplying each subaccount’s Accumulation Unit value by its number of Accumulation Units, and then adding those results together for all subaccounts in the Base Account and the Income Advantage Account. Your Contract Value and Account Values on any given Business Day is determined at the end of the prior Business Day. For example, your Contract Value on a Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the prior Business Day.

6.	INVESTMENT OPTIONS

The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Investment Options and their various risks and expenses are

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

described in the Investment Options’ prospectuses. We send copies of the Investment Options’ prospectuses to you when we issue the Contract. To obtain the current Investment Options’ prospectus, contact your Financial Professional or call us at the toll-free telephone number listed at the back of this prospectus.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Investment Options’ advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options purchased through contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is 0.25% annually of the average aggregate amount invested by us in the Investment Options.

The underlying funds of the Allianz VIP Fund of Funds Trust do not pay service fees or 12b-1 fees to the Trust, and the Trust does not charge service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Allianz Global Investors Capital, and Pacific Investment Management Company LLC.

The following is a list of the Investment Options available under the Contract and their associated investment advisers and subadvisers, investment objectives, and primary investments.

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Global Investors Capital	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies, defined as companies believed by the subadviser to have above-average growth prospects, with market capitalizations of less than $2 billion at the time of investment.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Institutional Management Corporation	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL Russell 1000 Growth Index Fund	Large Growth	Match the total return of the Russell 1000® Growth Index	Invests in all stocks in the Russell 1000® Growth Index in proportion to their weighting in the index.
	AZL Russell 1000 Value Index Fund	Large Value	Match the total return of the Russell 1000® Value Index	Invests in all stocks in the Russell 1000® Value Index in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
COLUMBIA
Managed by Allianz Investment Management LLC/Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis NY Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Equity Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies if they offer better prospects for capital appreciation. May invest up to 30% of its total assets in foreign securities.

EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Advisory Services, LLC	AZL Franklin Small Cap Value Fund	Small Cap	Long-term total return
Under normal market conditions, invests at least 80% of its net assets in investments of small capitalization companies similar to those that comprise the Russell 2500™ Index at the time of investment.

Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests substantially in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.
Normally invests in a broadly diversified portfolio of common stocks, generally consisting of approximately 200 to 400 stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of international equity securities whose issuers are considered by the fund’s subadviser to have strong earnings growth.
	AZL Van Kampen Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal with long-term growth of capital as an important secondary objective
Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Van Kampen Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests at least 65% of total assets in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging market securities.

J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley International Equity Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers selected from a universe comprised of approximately 1,200 companies in non-U.S. markets.
	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates. Invests in securities and instruments that are economically tied to at least three countries (one of which may be the United States).

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index blend
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

TURNER
Managed by Allianz Investment Management LLC/Turner Investment Partners, Inc.	AZL Turner Quantitative Small Cap Growth Fund	Small Cap	Long-term growth of capital
At least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes, based on a quantitative model, have strong earnings growth potential. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, in the range of companies included in the Russell 2000® Growth Index.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

In our sole discretion we may substitute another Investment Option for one of your selected Investment Options for any reason. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without approval from the SEC and providing you notice. We may make substitutions with respect to your existing allocations, the allocation of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further allocations to an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between the Investment Options subject to the restrictions stated here. Currently there is no maximum limit on the number of transfers we allow, but we may change this in the future. Transfers may also be subject to the transfer fee discussed in section 8, Expenses.

The following applies to any transfer.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.

•	Your request for a transfer must clearly state:

–	which Accounts and Investment Options are involved in the transfer; and

–	how much you wish to transfer.

•	We restrict transfers to and from the Income Advantage Account.

–
We do not allow transfers into this Account during the Income Phase or once the older Covered Person reaches age 81. There is also a maximum aggregate $1 million contribution limit without our prior approval on the Income Advantage Account. For more information see “Allocation of Purchase Payments and Transferred Account Values” in section 4, Purchasing the Contract.

–
The maximum amount you can take as a transfer from the Income Advantage Account is equal to the total Income Advantage Account Value, less your total accumulated Income Advantage Account Fee as of the end of the Business Day that we process the transfer.

–
Transfer instructions must comply with restrictions discussed under “Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing” in section 4, Purchasing the Contract.

•
We may modify your right to make transfers if we determine, in our sole discretion that exercise of the right by one or more Owners violates the Excessive Trading and Market Timing policy discussed later in this section.

•
Transfers of Account Value between Accounts and Investment Options will not change your future Purchase Payment allocation instructions or how we rebalance your Income Advantage Account Value on each Quarterly Anniversary. In order to change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

When you make a transfer request, we process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day receives the next Business Day’s Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

Electronic Transfers

You can currently request transfers by telephone, fax, or by website at http:// www.allianzlife.com. We do not currently accept transfer instructions from you through any other form of electronic communication. We accept transfer instructions from any Owner unless we are instructed otherwise. We may also allow you to authorize someone else to request transfers on your behalf. We use reasonable procedures to confirm that electronic instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request and to discontinue or modify our electronic transfer privileges at any time and for any reason.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

When you make an electronic transfer request, we process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If a Service Center representative does not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you will receive the next Business Day’s Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your transfer request in writing to our Service Center.

By authorizing electronic transfers, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with electronic transactions that do not occur if you submit a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we cannot verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING

Your ability to make transfers under the Contract is subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.

•
An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, we may:

•	Limit the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restrict the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).

•
Require a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the following Investment Options when available in your Contract: any fixed option, the AZL Money Market Fund, and Investment Options offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limit the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.

•	Impose redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).

•	Prohibit transfers into specific Investment Options.

•	Impose other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners’ legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners’ interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, some of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option’s shares are subject to acceptance by that Investment Option’s manager. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option’s shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

FLEXIBLE REBALANCING PROGRAM

This program is only available in the Base Account. You can choose to have us rebalance your Base Account Value. Once we invest your money in the Base Account subaccounts, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among your selected Base Account Investment Options. You can direct us to automatically readjust your Base Account Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. Flexible rebalancing transfers will be made on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process this rebalancing, or you program will not begin until next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have a relationship with a personal investment adviser and the advisory agreement provides that you pay all or a portion of your adviser’s fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a withdrawal from the Contract to pay these fees. We treat any fee that is withdrawn as a withdrawal under the terms of this Contract. As a withdrawal, it is treated as a distribution from taxable earnings first, and then as a non-taxable return of Purchase Payments. If any Owner is under age 59½, the withdrawal may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract. For more information, see section 10, Income Advantage Payments.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee charged by your adviser is in addition to this Contract’s fees and expenses. We are not party to your agreement with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is acting on your behalf, not our behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review an adviser’s transaction history before granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If we grant trading authority, that adviser is subject to the same limitations applicable to Owners.

VOTING PRIVILEGES

We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we obtain instructions as to how to vote those shares from all affected Owners. We then vote all of the shares we own, including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting, and because many Owners do not provide us with voting instructions, a small number of Owners may determine a vote’s outcome. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You are permitted to cast votes based on the dollar value of the Investment Option’s shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.

•	We determine the number of shares that you can vote.

•	You will receive any proxy materials and a voting instruction form, as well as periodic reports relating to the Investment Options in which you have an interest.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

7.	OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of our general account assets and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for our general account assets to lose value. Subject to applicable law, we have sole discretion over the investment of our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any general account investment choices during the Accumulation Phase. Any Base Account Value you allocate to provide fixed Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values provided by this Contract in excess of the Contract Value are subject to our claims paying ability.

8.	EXPENSES

There are charges and other expenses associated with the Contract that reduce your investment return. These charges and expenses are described in detail in this section.

BASE ACCOUNT FEE

You are subject to a Base Account Fee if you allocate money to the Base Account. We calculate and accrue the fee on a daily basis, at an annualized rate of 0.30% of the Base Account Investment Options’ net asset value. Each Business Day, we make a deduction from you Base Account Investment Options’ assets to pay the fee. We deduct this fee during the Base Account’s Accumulation and the Annuity Phases, except that we do not assess this fee during the Annuity Phase on amounts you apply to Fixed Annuity Payments.

The Base Account Fee compensates us for all the benefits provided by your Base Account, including our contractual obligation to make Annuity Payments, certain expenses related to the Base Account, and for assuming the expense risk that the current fees will be insufficient in the future to cover the cost of administering the Base Account. If the Base Account Fee is sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit.

INCOME ADVANTAGE ACCOUNT FEE

If you allocate money to the Income Advantage Account, we deduct an Income Advantage Account Fee from your Income Advantage Account Value during that Account’s Accumulation and Income Phase while your Income Advantage Account Value is positive. The Income Advantage Account Fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.

We begin calculating the daily Income Advantage Account Fee amount on the day after you add money to the Income Advantage Account either by a Purchase Payment or a transfer from the Base Account. We deduct the Income Advantage Account Fee for each quarter at the end of the Business Day immediately before the Quarterly Anniversary with the following exceptions.

•
If you transfer the total Income Advantage Account Value to the Base Account, or if you withdraw the total Income Advantage Account Value, we first deduct the accumulated Income Advantage Account Fee for the current Contract quarter and then process the transfer or withdrawal. If you subsequently add money back to the Income Advantage Account, we will once again begin assessing this charge on the day after we process this transaction.

•	If your Contract ends due to death, we deduct the final Income Advantage Account Fee from the Income Advantage Account Value before calculating the death benefit.

	Accumulation and Income Phases
	Maximum	Minimum	Current
Income Advantage Account Fee (as a percentage of the Benefit Base)
Single Income Advantage Payments	1.75%	0.25%	1.20%
Joint Income Advantage Payments	1.75%	0.25%	1.35%

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

We reserve the right to increase or decrease the Income Advantage Account Fee on each Quarterly Anniversary, subject to the maximum and minimum Income Advantage Account Fees stated here. However, in any twelve-month period we cannot increase or decrease the Income Advantage Account Fee more than 0.25%. If we increase the Income Advantage Account Fee, we will notify you in writing at least 30 days before the increase and you will be able to transfer your total Income Advantage Account Value to the Base Account before the increase takes effect. If you make such a transfer before Income Advantage Payments begin, you can subsequently transfer Base Account Value back to the Income Advantage Account or add Purchase Payments to the Income Advantage Account and we will begin assessing this fee once again. If you make such a transfer after Income Advantage Payments have begun, your payments end and the Income Advantage Account is no longer be available to you.

We deduct this fee on a dollar for dollar basis from the Income Advantage Account Value, and we deduct it proportionately from your selected Income Advantage Account Investment Options. We deduct the Income Advantage Account fee each quarter before we use the Income Advantage Account Value to compute the Quarterly Anniversary Value or Benefit Base, but this fee does not directly decrease these guaranteed values. If the Income Advantage Account Value is less than this fee on any Quarterly Anniversary, we deduct your total remaining Income Advantage Account Value to cover this fee and reduce your Income Advantage Account Value to zero. If this deduction occurs during the Income Phase, your Income Advantage Payments continue although we no longer assess or deduct the Income Advantage Account fee.

Changes to the Benefit Base change the amount we deduct for the Income Advantage Account Fee. For example, if you receive an annual Income Advantage Payment increase because the Income Advantage Account Value increased, both your Benefit Base and daily Income Advantage Account Fee amount also increases. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily Income Advantage Account Fee amount.

This fee compensates us for all of the benefits provided by your Income Advantage Account, including this Account’s guarantees. If the Income Advantage Account Fee is sufficient to cover such costs and risks, any excess is profit to us. We anticipate making such a profit.

CONTRACT MAINTENANCE CHARGE

We deduct $75 from the Contract annually as a contract maintenance charge. The charge is for the expenses associated with the administration and maintenance of the Contract.

During the Accumulation and Income Phases, we waive this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. We do not deduct this charge during the Annuity Phase if the Base Account Value on the Annuity Date is at least $100,000. If you select fixed Annuity Payments and do not qualify for the waiver, we only deduct this charge once on the Anniversary Date. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. If you own more than one Retirement Pro Contracts, we waive the contract maintenance charge if the total Contract Value or Base Account Value (as applicable) on all Retirement Pro Contracts registered under the same individual’s social security or tax identification number is at least $100,000.

During the Accumulation and Income Phases, we deduct this charge first from the Base Account Value, and then from the Income Advantage Account Value if necessary. We deduct this charge on a dollar for dollar basis from your Account Values, determined at the end of the Business Day before the Contract Anniversary. We deduct this charge proportionately from your selected Investment Options in the appropriate Account. If we deduct this charge from the Income Advantage Account Value, we deduct it before we use that value to compute the Quarterly Anniversary Value or Benefit Base, but this charge does not directly decrease these guaranteed values. During the Annuity Phase, we collect a portion of the charge out of each variable Annuity Payment.

TRANSFER FEE

You can currently make twelve free transfers every Contract Year. If you make more than twelve transfers in a Contract Year, we deduct a transfer fee of $25 for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following transfers are not subject to the transfer fee and do not count against any free transfers we allow: transfers made between the same Investment Option in the two different Accounts, dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under the Income Advantage Account.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Currently, we deduct this fee only during the Accumulation and Income Phases, but we reserve the right to deduct it during the Annuity Phase. We deduct this fee on a dollar for dollar basis from your Account Values determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in the Investment Option, then we deduct the transfer fee from the amount transferred. If we deduct this fee from the Income Advantage Account Value, we deduct it before we use that value to compute the Quarterly Anniversary Value or Benefit Base, but this fee does not directly decrease these guaranteed values.

PREMIUM TAX

Some states and other governmental entities (for example, municipalities) assess a tax (premium tax) on us based on Purchase Payments or amount applied to Annuity Payments. We are responsible for the payment of this tax. Your Contract may indicate that we deduct this tax from your Contract Value. Currently we do not deduct premium tax from your Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

We reserve the right to deduct from the Contract any income tax that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

The Investment Options’ assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables, Appendix A, and in the Investment Options’ prospectuses. These expenses reduce the Investment Options’ performance and, therefore, negatively affect your Account Values and Contract Value or any guaranteed values or payments based on these values. The Investment Options’ investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

9.	ACCESS TO YOUR MONEY

The money in the Contract is available under the following circumstances:

•	by taking a withdrawal;

•	by taking Income Advantage Payments (from the Income Advantage Account only);

•	by taking required minimum distributions (Qualified Contracts only);

•	by taking Annuity Payments (from the Base Account only); or

•	when we pay a death benefit.

You can take withdrawals during the Accumulation and Income Phases, but not during the Annuity Phase. We process any request for a withdrawal based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the value determined at the end of the next Business Day.

Any partial withdrawal must be for at least $500.* The maximum partial withdrawal you can take from the Income Advantage Account is equal to the total Income Advantage Account Value, less your total accumulated Income Advantage Account Fee for the current Contract quarter as of the end of the Business Day that we process the withdrawal. The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a request for a partial withdrawal that reduces the Contract Value below this minimum as a request for a full withdrawal of the Contract.

*	This limitation does not apply to Income Advantage Payments, systematic withdrawals, or required minimum distributions.

**	This limitation does not apply to Income Advantage Payments.

We deduct any partial withdrawal proportionately from the Account Value in each Investment Option unless you provide us with alternate instructions. If you take a partial withdrawal from specific Investment Options in the Income Advantage Account, the Account’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

When you take a full withdrawal of the total Contract Value, we process your request on the Business Day we receive it in Good Order at our Service Center:

•	based upon the values determined at the end of the day,

•	less any Income Advantage Account Fee, and

•	less any contract maintenance charge.

See the Fee Tables and section 8, Expenses for a discussion of the charges.

We pay you the withdrawal amount within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

NOTE: Ordinary income taxes, tax penalties and certain restrictions may apply to any withdrawal you take.

NOTE: We may be required to provide information about you or your Contract to government regulators. We may also be required to stop disbursements from your Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

SYSTEMATIC WITHDRAWAL PROGRAM

This program is only available in the Base Account. If your Base Account Value is at least $25,000, the systematic withdrawal program can provide automatic withdrawal payments to you. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $500, and there is no maximum. We make systematic withdrawals on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program will not begin until the next month. Your participation in this program continues until you request that it end, or you withdraw your total Base Account Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.

NOTE: Ordinary income taxes, tax penalties and certain restrictions may apply to systematic withdrawals. You cannot participate in the systematic withdrawal program and the minimum distribution program at the same time.

THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program will not begin until the next month.

Income Advantage Payments can also be used to satisfy your RMD needs. If you begin Income Advantage Payments while participating in the minimum distribution program, any RMD payments you were receiving under the program end on the Business Day immediately before the Benefit Election Date. You remain in the program (unless you choose to end it), and if your Income Advantage Payments and any other withdrawals you choose to take during a calendar year do not fully satisfy your RMD, we send you an additional RMD payment to satisfy the remaining RMD needs at the end of the year (for more information, see the note in section 10, Income Advantage Payments – Calculating Your Income Advantage Payments).

NOTE: You cannot participate in the systematic withdrawal and the minimum distribution programs at the same time. We encourage prospective owners who are considering purchasing Qualified Contracts that are subject to RMD payments to consult a tax adviser regarding these benefits.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Income Advantage Payments and Excess Withdrawals.

10.	INCOME ADVANTAGE PAYMENTS

We designed Income Advantage Payments to last for the lifetime of the Covered Person(s). These payments are available to you immediately if the Covered Person(s) meets the Exercise Age restrictions discussed under “Requesting Income Advantage Payments.” You choose how often you receive payments and how much you receive subject to an annual maximum. Once established, the annual maximum Income Advantage Payment can increase, but it cannot decrease unless you take an Excess Withdrawal or transfer Income Advantage Account Value into the Base Account.

INCOME ADVANTAGE PAYMENT OVERVIEW

We base your initial Income Advantage Payment on the Benefit Base and the current payment percentage. When you request that payments begin, the Benefit Base is the greater of the Income Advantage Account Value as of the end of the Business Day prior to the Benefit Election Date, or the highest value from any prior Quarterly Anniversary (the Quarterly Anniversary Value). We determine your payment percentage by using the Payment Table(s) and the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate (for more information, see below). We establish your Contract’s Payment Table(s) on the Issue Date and we cannot change them. If the Ten-year U.S. Constant Maturity Treasury rate is no longer available, we may substitute a replacement Treasury rate. We base any replacement Treasury rate upon U.S. Treasury securities, with maturities of at least two years. The current Payment Table is as follows.

Payment Table
Current Ten-year U.S. Constant Maturity Treasury rate	Payment percentage
3.49% and below	4%
3.50% to 4.99%	5%
5.00% to 6.49%	6%
6.50% and above	7%

In the future, we may change the Payment Table(s) for newly issued Contracts. The minimum payment percentage that we may offer for future Payment Tables is 4% and the maximum is 7%. In the future, we may offer multiple Payment Tables based on Exercise Age.

The annual maximum Income Advantage Payment is the amount you are entitled to receive each year, but you can choose to take less than this amount. Your annual maximum Income Advantage Payment may increase as discussed under “Automatic Annual Payment Increases to the Income Advantage Payments.”

Here is a chart of the historical Ten-year U.S. Constant Maturity Treasury Rate. This chart is shown for historical purposes only and is not a representation of future rates.

	High and Low Ten-Year U.S. Constant Maturity Treasury Rate by Year
Year	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
High	7.89%	7.06%	6.98%	5.81%	6.45%	6.79%	5.54%	5.44%	4.61%	4.89%	4.66%	5.25%	5.26%	4.27%	3.98%
Low	5.58%	5.53%	5.72%	4.16%	4.63%	5.02%	4.22%	3.61%	3.13%	3.70%	3.89%	4.34%	3.83%	2.08%	2.23%

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

THE BENEFIT BASE

We use the Benefit Base to determine both your Income Advantage Account Fee and your initial annual maximum Income Advantage Payment. The greater the Benefit Base, the greater the initial annual maximum Income Advantage Payment you can take.

On the Issue Date, and on each Business Day before the Benefit Election Date, the Benefit Base is equal to the Quarterly Anniversary Value. On the Benefit Election Date, we compare your Benefit Base to the Income Advantage Account Value using the values determined at the end of the prior Business Day and we increase your Benefit Base to equal this Income Advantage Account Value if it is greater.

On and after the Benefit Election Date, your Benefit Base only changes if we increase your annual maximum Income Advantage Payment, you take an Excess Withdrawal, or you transfer Income Advantage Account Value to the Base Account. An annual payment increase may increase or decrease your Benefit Base as discussed in “Automatic Annual Payment Increases to the Income Advantage Payments” in this section. Excess Withdrawals and transfers of Income Advantage Account Value to the Base Account reduce your Benefit Base by the greater of the percentage of Income Advantage Account Value withdrawn or transferred, or the dollar amount withdrawn or transferred, determined at the end of the Business Day we process the withdrawal and/or transfer. Changes in the Benefit Base also change your daily Income Advantage Account Fee amount.

THE QUARTERLY ANNIVERSARY VALUE

We only calculate the Quarterly Anniversary Value used to determine the Benefit Base during the Income Advantage Account’s Accumulation Phase. We do not calculate this value during the Income Phase or once the older Covered Person reaches age 91.

On the Issue Date, the Quarterly Anniversary Value is equal to the initial Purchase Payment received and allocated to the Income Advantage Account. At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments received and allocated to the Income Advantage Account, and any Base Account Value transferred into the Income Advantage Account.

•
We reduce it for any withdrawals or transfers taken from the Income Advantage Account. The reduction is the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. We do not include amounts withdrawn for transfer fees, the contract maintenance charges or Income Advantage Account Fees in this reduction.

On each Quarterly Anniversary we compare the Quarterly Anniversary Value to the Income Advantage Account Value using the value determined at the end of the prior Business Day, and increase the Quarterly Anniversary Value to equal this Income Advantage Account Value if it is greater.

REQUESTING INCOME ADVANTAGE PAYMENTS

You begin receiving Income Advantage Payments by completing a payment election form. Your Benefit Election Date is the Business Day we receive your form in Good Order at our Service Center. You cannot submit this form until the younger Covered Person reaches the Exercise Age, or once the older Covered Person reaches age 91. We establish your Contract’s Exercise Age on the Issue Date and we cannot change it. The current Exercise Age is age 65. In the future, we may change the Exercise Age for newly issued Contracts to be as low as age 50 or as high as age 85.

Income Advantage Payments begin on the Payment Date you select, which can be any day of a calendar month from the first to the 28th. The earliest Payment Date you can select is the Benefit Election Date, and the latest Payment Date is 28 days after the Benefit Election Date. You can elect to receive Income Advantage Payments monthly, quarterly, semi-annually, or annually. If the scheduled Payment Date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Income Advantage Account Value is positive. Once your Advantage Account Value reduces to zero, you receive your maximum Income Advantage Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will implement it on the Benefit Anniversary and it will remain in effect until the Income Phase ends or you request another change.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

If your Income Advantage Account Value reduces to zero during the Accumulation Phase for any reason other than a withdrawal or transfer, we calculate your annual maximum Income Advantage Payment on the next available Benefit Election Date after the younger Covered Person reaches the Exercise Age and begin making annual payments to you on the next available Payment Date. If you have not begun Income Advantage Payments six months before the older Covered Person reaches age 91, we send you written notice that your payment availability period is about to end. If you choose not to begin Income Advantage Payments, then on the Business Day that the older Covered Person reaches age 91 we change the Income Advantage Account Fee to equal the current fee for single Income Advantage Payments if this amount differs from your current fee. We guarantee that any new fee will not be greater than the maximum listed in the Fee Tables and section 8, Expenses – Income Advantage Account Fee.

On or after the Benefit Election Date that you request Income Advantage Payments:

•	You cannot allocate any additional Purchase Payments, or transfer any Base Account Value, to the Income Advantage Account.

•	Any active automatic investment plan ends, but you can request to start a new plan for the Base Account.

•	You can only change the ownership of this Contract if you selected joint Income Advantage Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The Income Advantage Account Fee continues until the earlier of the end of the Income Phase, or the Business Day your Income Advantage Account Value is reduced to zero.

•
The Income Advantage Account Value continues to fluctuate as a result of Investment Option performance, and it decreases on a dollar for dollar basis with each Income Advantage Payment, any Excess Withdrawal, any transfer of Income Advantage Account Value into the Base Account, and the deduction of any fees including the Income Advantage Account Fee, transfer fee and contract maintenance charge.

•
Income Advantage Payments do not reduce your Benefit Base, but Excess Withdrawals and transfers of Income Advantage Account Value into the Base Account reduce your Benefit Base and annual maximum Income Advantage Payment. Excess Withdrawals and/or transfers to the Base Account may cause your Income Advantage Payments to stop and the Income Phase to end. If this happens, the Income Advantage Account is no longer available to you.

•	If you begin Annuity Payments, Income Advantage Payments, the Income Advantage Death Benefit and Income Phase end, and the Income Advantage Account is no longer available to you.

•
Each Income Advantage Payment, any Excess Withdrawal, and any transfer of Income Advantage Account Value into the Base Account reduce the Quarterly Anniversary Value under the Income Advantage Death Benefit by the greater of the percentage of Income Advantage Account Value withdrawn or transferred, or the dollar amount withdrawn or transferred.

•
Any part of your annual maximum Income Advantage Payment that you do not withdraw in a given Benefit Year remains in your Income Advantage Account, but is not added to the next Benefit Year’s annual maximum payment.

•
We may increase your annual maximum Income Advantage Payment on every Benefit Anniversary before the older Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base.

•
We treat Income Advantage Payments received before your Contract Value is reduced to zero as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

NOTE: If you do not begin receiving Income Advantage Payments during the period they are available, you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Income Advantage Death Benefit.

NOTE: Be sure to discuss with your Financial Professional and your tax adviser whether Income Advantage Payments are appropriate for your situation.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

CALCULATING YOUR INCOME ADVANTAGE PAYMENTS

The annual maximum Income Advantage Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Election Date we determine the payment percentage and Benefit Base we use to calculate this payment amount. We determine your payment percentage by using the Payment Table for your Contract (the current table) that appears in the “Income Advantage Payment Overview” earlier in this section, and the current treasury rate that is in effect when we receive your payment election form in Good Order at our Service Center. If your request is received by 4 p.m. Eastern Time on the last Business Day of the week, the current treasury rate is calculated by reference to the Ten-year U.S. Constant Maturity Treasury rate from the end of the last Business Day of the prior week. If we receive your form after 4 p.m. Eastern Time on the last Business Day of the week, we process your request using the treasury rate for the next week that we determine at the end of the current Business Day. (For historical information about the Ten-year U.S. Constant Maturity Treasury rate, please see the “Income Advantage Payment Overview” in this section.) We determine the Benefit Base on the Benefit Election Date as described in “The Benefit Base” discussion earlier in this section. On the Benefit Election Date, if your initial annual maximum Income Advantage Payment is less than $100, Income Advantage Payments are not available to you and we will contact you to discuss alternate arrangements.

The annual maximum Income Advantage Payment is the amount you are entitled to, but you can choose to take less than this amount. The annual actual Income Advantage Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the next Benefit Year’s annual maximum payment. Each Income Advantage Payment you receive is equal to the annual actual Income Advantage Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Income Advantage Payment must either be zero, or at least $100.

We deduct each Income Advantage Payment, Excess Withdrawal, transfer of Income Advantage Account Value to the Base Account, and any additional RMD payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Income Advantage Account Value among the Investment Options according to your future Purchase Payment allocation instructions during the Income Phase. You can also continue to make transfers between the Income Advantage Account Investment Options during the Income Phase, subject to the restrictions set out in section 4, Purchasing the Contract – Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing.

If your Income Advantage Account Value is reduced to zero for any reason other than an Excess Withdrawal or transfer of the total Income Advantage Account Value to the Base Account, then Income Advantage Payments continue until the deaths of all Covered Persons unless you begin Annuity Payments. Annuitizing your Base Account Value ends your Income Advantage Payments and the Income Advantage Account will no longer be available to you.

Excess Withdrawals and Transfers to the Base Account

Your annual maximum Income Advantage Payment will only decrease if you take an Excess Withdrawal or transfer Income Advantage Account Value to the Base Account.

An Excess Withdrawal is a withdrawal you take from the Income Advantage Account, that when added to any other withdrawals from the Income Advantage Account during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Income Advantage Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Advantage Payment, and not an Excess Withdrawal.

For example, assume your annual maximum Income Advantage Payment is $2,000 and you choose to take $1,000 annually. Within a Benefit Year, you can withdraw up to an additional $1,000 and we would consider that amount to be an additional actual Income Advantage Payment. If you withdraw an additional $1,200, we would consider the first $1,000 to be an additional actual Income Advantage Payment and the next $200 to be an Excess Withdrawal.

Any partial transfer must comply with the restrictions set out in section 4, Purchasing the Contract – Allocation of Purchase Payments and Transferred Account Values. Any partial Excess Withdrawal must comply with the restrictions in section 9, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any Income Advantage Account Fee). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any Income Advantage Account Fee). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Excess Withdrawals and transfers of Income Advantage Account Value to the Base Account will reduce your annual maximum Income Advantage Payment on the next Benefit Anniversary after the withdrawal or transfer. For each Excess Withdrawal and/or transfer, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals and/or transfers reduce your annual maximum Income Advantage Payment to less than $100, we either transfer the entire remaining Income Advantage Account Value (less any Income Advantage Account Fee) to the Base Account if the Base Account Value is positive, or we will send this amount to you. If we transfer this amount to the Base Account, your Income Advantage Payments, Income Phase and Income Advantage Death Benefit end and the Income Advantage Account is no longer available to you. If we send this amount to you, your Contract ends.

NOTE FOR QUALIFIED CONTRACTS: If we calculate a required minimum distribution (RMD) based on this Contract, we determine, after making all Income Advantage Payments for the calendar year, whether this calendar year’s total RMD amount has been satisfied by these payments and any other withdrawals. If the RMD amount has not been satisfied, we send you the remaining amount as one RMD payment by the end of the calendar year. We deduct this payment from the Base Account first. If the Base Account Value is less than this amount, we deduct any remaining RMD payment amount from the Income Advantage Account. Any portion of this RMD payment that is withdrawn from the Income Advantage Account does not change your Benefit Base or annual maximum Income Advantage Payment, but it reduces your Income Advantage Death Benefit proportionately.

NOTE REGARDING REQUIRED ANNUITIZATION: If on the maximum permitted Annuity Date you are receiving Income Advantage Payments, we guarantee to pay you the greater of your maximum Income Advantage Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply. (For more information see section 11, The Annuity Phase.)

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE INCOME ADVANTAGE PAYMENTS

We may change your annual maximum Income Advantage Payment on each Benefit Anniversary before the older Covered Person reaches age 91.

First, we adjust your annual maximum payment from the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), for any Excess Withdrawal and/or transfer taken during the prior Benefit Year as discussed in “Calculating Your Income Advantage Payments” in this section.

We may then also increase your adjusted annual maximum Income Advantage Payment to equal the result of your Income Advantage Account Value determined at the end of the prior Business Day, multiplied by the greater of:

a)	the payment percentage established on the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), or

b)	the payment percentage based on the current treasury rate that is in effect on the Benefit Anniversary.

If we increase your payment, we also change your Benefit Base to equal your Income Advantage Account Value determined at the end of the prior Business Day. This may increase or decrease your Benefit Base, which may also change the Income Advantage Account Fee amount.

If your actual Income Advantage Payment is an exact dollar amount, an automatic annual payment increase does not increase your actual payment. However, if your actual Income Advantage Payment is a percentage of your annual maximum Income Advantage Payment, an automatic annual payment increase does increase your actual payment.

For historical information about the Ten-year U.S. Constant Maturity Treasury rate, please see the “Income Advantage Payment Overview” earlier in this section.

NOTE: Automatic annual payment increases to the Income Advantage Payments are not available once the older Covered Person reaches age 91, or on or after the Business Day your Income Advantage Account Value reduces to zero.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

TAXATION OF INCOME ADVANTAGE PAYMENTS

We treat Income Advantage Payments as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total Income Advantage Payment is most likely subject to ordinary income tax. For both Qualified and Non-Qualified Contracts, if we reduce the Exercise Age in the future to below age 59½, and any Owner is younger than age 59½ while receiving Income Advantage Payments, the payments may be subject to a 10% federal penalty tax. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Internal Revenue Code and you begin Income Advantage Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% federal penalty tax.

WHEN THE INCOME PHASE ENDS

The Income Phase ends upon the earliest of the following.

•	The Business Day you take an Excess Withdrawal of the total Income Advantage Account Value.

•	The Business Day you transfer the total Income Advantage Account Value to the Base Account.

•	The Benefit Anniversary that your annual maximum Income Advantage Payment is less than $100 due to an Excess Withdrawal or transfer to the Base Account.

•	On the Business Day before the Annuity Date that you annuitize the Base Account Value.

•	For single Income Advantage Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.

•	For single Income Advantage Payments where the Contract is jointly owned, if the Contract Value has been reduced to zero, the date of death of the Covered Person.

•	For single Income Advantage Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are not spouses, the date of death of any Joint Owner.

•
For single Income Advantage Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, the Income Phase ends on the date of death of the Covered Person.

•
For joint Income Advantage Payments, the date of death of both Covered Persons. However, if a Covered Person dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit instead of continuing the Contract, then Income Advantage Payments stop and the Income Phase ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. Also, if joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and the Income Phase ends as of this date of death.

•	When the Contract ends.

11.	THE ANNUITY PHASE

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value. Prior to annuitization, you can surrender your Contract and receive your total Contract Value.

You can apply your total Base Account Value to regular periodic annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we pay the amount that would have been paid at the true age or gender.

NOTE: Your entire Contract Value must be in the Base Account before Annuity Payments can begin. If your Income Advantage Value is positive and you want to begin Annuity Payments, you must either transfer your total Income Advantage Account Value to the Base Account, or withdraw it from the Contract. If you were receiving Income Advantage Payments, this transfer or withdrawal ends both your payments and the Income Phase, as discussed in section 10, Income Advantage Payments – When the Income Phase Ends.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

CALCULATING YOUR ANNUITY PAYMENTS

We base Annuity Payments upon the following:

•	The Base Account Value on the Annuity Date.
•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.
•	The age of the Annuitant and any joint Annuitant on the Annuity Date.
•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract’s mortality table.

We guarantee the dollar amount of fixed Annuity Payments and this amount does not change. Variable payments are not predetermined and the dollar amount changes with your selected Investment Options’ investment experience.

VARIABLE OR FIXED ANNUITY PAYMENTS

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,
•	a fixed payout, or
•	a combination of both.

After the Annuity Date, you cannot make a transfer from a fixed Annuity Payment stream to variable, but you can transfer from a variable Annuity Payment stream and establish a new fixed Annuity Payment stream.

We base fixed Annuity Payments on your Contract’s interest rate and mortality table or current rates, if higher.

The dollar amount of variable Annuity Payments depends on the assumed investment rate (AIR) you select and your selected Investment Options’ performance. You can choose a 3%, 5% or 7% AIR.* Using a higher AIR results in a higher initial variable Annuity Payment, but future payments increase more slowly and decrease more rapidly. If your Investment Options’ actual performance exceeds your selected AIR, variable Annuity Payments increase. Similarly, if the actual performance is less than your selected AIR, variable Annuity Payments decrease.

*	The maximum available AIR in Florida is 4%, and the maximum AIR in Oregon is 5%.

If you choose a variable payout, you can invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not instruct us, we base variable Annuity Payments on your future Purchase Payment allocation instructions for the Base Account. Currently, we require your initial Annuity Payment to be more than $50.

ANNUITY PAYMENT OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Annuity Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount that you selected. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option. For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option.

Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

NOTE: If you do not choose an Annuity Option before the Annuity Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

WHEN ANNUITY PAYMENTS BEGIN

The Annuity Date is the date Annuity Payments begin. Your scheduled Annuity Date is the maximum permitted Annuity Date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant’s 90th birthday, or b) the tenth Contract Anniversary. Your scheduled Annuity Date may be different if the Contract is issued to a charitable remainder trust. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be the first day of a calendar month at least two years after the Issue Date.* The Annuity Date cannot be later than what is permitted under applicable law.

*	In Florida, the earliest acceptable Annuity Date is one year after the Issue Date.

NOTE: Annuitizing your Base Account Value after the Benefit Election Date ends Income Advantage Payments, the Income Advantage Death Benefit and Income Phase, and the Income Advantage Account is no longer available to you .

NOTE: You must annuitize your Contract on the maximum permitted Annuity Date if, at that time, your Contract Value is greater than zero. We notify you of your available options in writing 60 days before the maximum permitted Annuity Date. If you are receiving Income Advantage Payments, one of your options will be to take a full withdrawal of the Base Account Value, which allows Income Advantage Payments to continue for the lifetime of the Covered Person(s). Upon annuitization, we transfer any Income Advantage Account Value to the Base Account and base your Annuity Payments on your Base Account Value. If you have not selected an Annuity Option, we make payments under the default option described in the “Annuity Payments” discussion of this section. Upon Full Annuitization you no longer have Contract Value, Base Account Value or Income Advantage Account Value. In addition, the death benefit ends and any other periodic withdrawal or payments other than Annuity Payments stop.

NOTE REGARDING REQUIRED ANNUITIZATION AFTER INCOME ADVANTAGE PAYMENTS BEGIN: If on the maximum permitted Annuity Date you are receiving Income Advantage Payments, your Contract Value is greater than zero and you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, we make the following guarantee.

For single Income Advantage Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or

•	the current annual maximum Income Advantage Payment available to you.

For joint Income Advantage Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or

•	the current annual maximum Income Advantage Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

12.	DEATH BENEFIT

The use of the term “you” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

The death benefit provided by the Base Account is the Base Account Value. The death benefit provided by the Income Advantage Account is the Income Advantage Death Benefit. Death benefits are only available during the Accumulation and Income Phases of the Contract, and not during the Annuity Phase.

If you die during the Accumulation or Income Phase, we process the death benefit based on the Accumulation Unit values determined after we receive both due proof of death and an election of the death benefit payment option in Good Order at our Service Center. If we receive this information at or after the end of the current Business Day, we base the death benefit on the next Business Day’s Accumulation Unit values. We consider due proof of death to be any of the following: a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit they are entitled to when we receive their required information in Good Order at our Service Center. Also, any part of the death benefit that is in the Investment Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments and we do not process requested transfers.

INCOME ADVANTAGE DEATH BENEFIT

We determine the Income Advantage Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. It is the greater of the Income Advantage Account Value (after deduction of the final Income Advantage Account Fee), or the Quarterly Anniversary Value.

On the Issue Date, the Quarterly Anniversary Value is equal to the initial Purchase Payment received and allocated to the Income Advantage Account. At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments received and allocated to the Income Advantage Account, and any Base Account Value transferred into the Income Advantage Account.

•
We reduce it for any withdrawals or transfers taken from the Income Advantage Account. The reduction is the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. Withdrawals include Income Advantage Payments, Excess Withdrawals, and any additional RMD payment resulting from a required minimum distribution, but do not include amounts withdrawn for transfer fees, the contract maintenance charge or Income Advantage Account Fee.

On each Quarterly Anniversary before the end date, we compare the Quarterly Anniversary Value to the Income Advantage Account Value using the values determined at the end of the prior Business Day, and increase the Quarterly Anniversary Value to equal the Income Advantage Account Value if it is greater. The end date is the earliest of:

•	the older Covered Person’s 91st birthday; or

•	the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, then we continue to calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, then the Quarterly Anniversary Value will not change once we receive the required information from any one Beneficiary.

The Income Advantage Death Benefit ends upon the earliest of the following.

•	The Business Day before the Annuity Date.

•	On or after the Benefit Election Date, the Business Day that the Quarterly Anniversary Value and Income Advantage Account Value are both zero.

•	When the Contract ends.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

DEATH OF THE OWNER AND/OR ANNUITANT

The appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

DEATH BENEFIT PAYMENT OPTIONS

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms.

Spousal Continuation: If the Beneficiary is the spouse of the deceased Owner, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive in Good Order at our Service Center both due proof of death and an election of the death benefit payment option, we increase their portion of the Income Advantage Account Value to equal their portion of the Income Advantage Death Benefit if that amount is greater. An increase to the Income Advantage Account Value may not increase the Benefit Base. If the surviving spouse continues their portion of the Contract, he or she may exercise all of the Owner’s rights under this Contract, including naming a new Beneficiary or Beneficiaries.

Option A: Lump sum payment of the death benefit. We will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. Any portion of the death benefit applied to this option must be allocated to the Base Account; the Income Advantage Account is not available under this option.

Option C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option over the lifetime of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary.

Distribution under this option must begin within one year of the date of any Owner’s death. We will no longer assess the contract maintenance charge on any portion of the death benefit applied to fixed Annuity Payments, or if the Base Account Value on the Annuity Date is at least $100,000. We continue to assess the full contract maintenance charge on each Beneficiary’s portion proportionately for any portion of the death benefit applied to variable Annuity Payments.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

13.	ILLUSTRATIONS

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your Financial Professional.

14.	TAXES

This section of the prospectus provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your accountant or tax adviser to discuss the effect of a purchase of a Contract on your personal tax situation.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

QUALIFIED AND NON-QUALIFIED CONTRACTS

You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is a Contract that is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).

Qualified Contracts are subject to certain restrictions, including restrictions on the amount you can contribute to the Contract each year, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals.

Currently, we offer the following types of Qualified Contracts.

Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualifed retirement plans are eligible to purchase this Contract.

If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so should purchase the Contract for purposes other than tax deferral.

Rather than purchasing a Qualified Contract, you can purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on how much you can contribute to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.

TAXATION OF ANNUITY CONTRACTS

The Contract has the following tax characteristics.

•	Taxes on earnings are deferred until you take money out.
•
When you take money out, earnings are generally subject to Federal income tax and generally also to state income tax (depending on your state), but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	You are taxed on earnings at an ordinary income tax rate, rather than at a capital gains rate.
•	If you take partial withdrawals from your Contract, the withdrawals will generally be taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
•
If you “annuitize” your Contract and receive a stream of Annuity Payments you will receive the benefit of the “exclusion ratio,” and each Annuity Payment you receive will be treated partly as taxable earnings and partly as non-taxable return of Purchase Payments.

•	Income Advantage Payments are taxed as partial withdrawals.
•
If you take out earnings before age 59½, you may be subject to a Federal 10% penalty tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.

•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.
•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one taxable year, these contracts will be treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds are taxable to the beneficiary as ordinary income to the extent of earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code. Persons treated as spouses for purposes of federal law are given specialized treatment in receipt of payments.

•
Depending upon the type of Qualified Contract that you own, required minimum distributions (RMDs) must be satisfied upon attainment of a certain age. If you enroll in our minimum distribution program, we make RMD payment to you that are designed to meet the RMD requirements for this Contract.

•
When you take money out of a Contract, you may be assessed a charge for state premium tax we pay on your Contract. The tax normally ranges from 0% to 3.5%, depending on your state. Currently, we pay the tax and do not pass the charge on to you.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

15.	OTHER INFORMATION

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed and variable annuities and individual life insurance. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with Allianz Life Financial for the distribution of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Allianz Life Financial does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional acting as an investment adviser, who advises the customer to purchase a Contract through a third-party broker-dealer. Investment advisers and broker-dealers involved in selling the Contracts may include Questar Asset Management, Inc., an affiliated investment adviser, or Questar Capital Corporation, an affiliated broker/dealer.

We do not pay sales commissions in connection with sales of the Contracts. Rather, the Contract Owner pays an investment advisory fee to his or her Financial Professional.

The Investment Options may assess a Rule 12b-1 fee. These fees are paid to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These fees typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year.

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to Allianz Life Financial or its affiliates.

Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.

We and/or Allianz Life Financial may pay certain broker-dealer and investment advisory firms additional marketing support allowances for:

•	marketing services and increased access to their Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular firm and the amount of any such payment.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

We intend to recover expenses through fees and charges imposed under the Contract.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

•	issuance and maintenance of the Contracts,

•	maintenance of Owner records,

•	processing and mailing of account statements and other mailings to Owners, and

•	routine customer service including:

–	responding to Owner correspondence and inquiries,

–	processing of Contract changes,

–	processing withdrawal requests (both partial and total) and

–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

16.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life…………………………………………………………….	2	Annuity Purchases by Nonresident Aliens and Foreign
Experts……………………………………………………..………….	2	Corporations………………………………………	9
Legal Opinions………………………………………………………..	2	Income Tax Withholding…………………………….	9
Distributor……………………………………………………………..	2	Multiple Contracts……………………………………	9
Federal Tax Status…………………………………………….……..	3	Partial 1035 Exchanges…………………………….	9
Annuity Contracts in General…………………………..……….	3	Assignments, Pledges and Gratuitous Transfers…	9
Taxation of Annuities in General…………………………….….	3	Death Benefits……………………………………….	10
Qualified Contracts……………………………..………………..	4	Federal Estate Taxes………………………………..	10
Purchasing a Qualified Contract………………………………..	5	Generation-Skipping Transfer Tax…………………	10
Distributions – Qualified Contracts………………….………….	6	Foreign Tax Credits………………………………….	10
Distributions – Non-Qualified Contracts……………………….	7	Possible Tax Law Changes…………………………	10
Required Distributions……………………………………………	7	Accumulation Unit Values………………………………	10
Withholding………………………………………………………..	8	Annuity Payments………………………………………..	11
Diversification……………………………………………………..	8	Annuity Payment Options……………………………	11
Owner Control…………………………………………………….	8	Annuity Units/Calculating Variable Annuity
Contracts Owned by Non-Individuals…………………………..	8	Payments…………………………………………..	13
		Financial Statements…………………………………….	13
		Appendix – Death of the Owner and/or Annuitant…	14

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

17.	PRIVACY AND SECURITY STATEMENT

2010
Your privacy is a high priority for Allianz. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.

This statement applies to all of the companies within the Allianz family of companies that issue insurance policies. The law allows us to share your information among our insurance companies. The law does not allow you to prevent these disclosures. A list of our companies can be found at the end of this notice.

Allianz does not sell your information to anyone
We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies except to administer or service your policy.

Information about you that Allianz collects
Allianz collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
•	From others, through the process of handling a claim. This may include information from medical or accident reports.
•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

Information about you that Allianz shares
Allianz does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address, and policy information, as follows:

•	With affiliates and other third parties in order to administer or service your policy.
•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.
•	With medical professionals in order to process your claim.
•	With a state Department of Insurance in order to examine our records or business practices.
•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

Allianz policies and practices regarding security of your information
Allianz uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz works to ensure that our websites are secure. We use state of the art technology to protect the information that may be shared over these sites.

Your ability to access and correct your information
You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

Montana residents: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.

Notification of change
Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website (http://www.allianzlife.com).

For more information or if you have questions
If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Department at 800.328.5600, or write us at the following address.

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344

Allianz family of companies:
•	Allianz Life Insurance Company of North America
•	Allianz Life Insurance Company of New York
•	Allianz Investment Management LLC
•	Allianz Life Financial Services, LLC
•	Questar Asset Management, Inc.
•	Questar Capital Corporation

M40018 (3/2010)

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION
This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay.
Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.13	–	1.23
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.10	–	1.15
AZL International Index Fund	.35	.25	–	.31	–	.91
AZL Mid Cap Index Fund	.25	.25	–	.16	.01	.67
AZL Money Market Fund	.35	.25	–	.09	–	.69
AZL Russell 1000 Growth Index Fund(2)	.44	.25	–	.15	–	.84
AZL Russell 1000 Value Index Fund(2)	.44	.25	–	.15	–	.84
AZL Small Cap Stock Index Fund	.26	.25	–	.16	–	.67
BlackRock Global Allocation V.I. Fund – Class 3.65		.25	–	.09	.02	1.01
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.13	.02	1.15
AZL Columbia Small Cap Value Fund	.90	.25	–	.25	–	1.40
DAVIS
AZL Davis NY Venture Fund – Class 2.75		.25	–	.11	.01	1.12
DREYFUS
AZL Dreyfus Equity Growth Fund	.78	.25	–	.09	–	1.12
EATON VANCE
AZL Eaton Vance Large Cap Value Fund	.75	.25	–	.10	.01	1.11
FRANKLIN TEMPLETON
AZL Franklin Small Cap Value Fund	.75	.25	–	.12	–	1.12
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.25	.05	1.25
Franklin High Income Securites Fund – Class 2.56		.25	–	.07	–	.88
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.12	.70	1.07
Franklin U.S. Government Fund – Class 2.49		.25	–	.04	–	.78
Mutual Shares Securities Fund – Class 2.60		.25	–	.18	–	1.03
Templeton Global Bond Securities Fund – Class 2.47		.25	–	.07	–	.79
Templeton Growth Securities Fund – Class 2.75		.25	–	.04	–	1.04
GATEWAY
AZL Gateway Fund(2)	.80	.25	–	.20	–	1.25
INVESCO
AZL Invesco International Equity Fund	.90	.25	–	.17	.02	1.34
AZL Van Kampen Equity and Income Fund	.75	.25	–	.13	.01	1.14
AZL Van Kampen Growth and Income Fund	.76	.25	–	.12	.01	1.14
J.P. MORGAN
AZL JPMorgan U.S. Equity Fund	.80	.25	–	.15	–	1.20
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.10	–	1.10
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.25	–	1.40
AZL Morgan Stanley International Equity Fund	.95	.25	–	.13	–	1.33
AZL Morgan Stanley Mid Cap Growth Fund	.81	.25	–	.11	.01	1.18

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010
Appendix A

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class(2)	1.10	–	.25	.54	–	1.89
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.69	1.265
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class(1)	.74	–	.15	.09	.13	1.11
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class(1)	.85	–	.15	.01	–	1.01
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Multi-Asset Portfolio – Admin. Class	.95	–	.15	.54	.44	2.08
PIMCO VIT High Yield Portfolio – Admin. Class(1)	.60	–	.15	.01	–	.76
PIMCO VIT Real Return Portfolio – Admin. Class(1)	.50	–	.15	.07	–	.72
PIMCO VIT Total Return Portfolio – Admin. Class(1)	.50	–	.15	.09	–	.74
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.31	–	1.79
TURNER
AZL Turner Quantitative Small Cap Growth Fund	.85	.25	–	.14	–	1.24

(1)	“Other Expenses” reflect interest expense.

(2)	“Other Expenses” reflect estimated expenses for the fund’s first fiscal year.

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Fusion Balanced Fund	.20	–	.05	.25	.93	1.18
AZL Fusion Conservative Fund	.20	–	.20	.40	.83	1.23
AZL Fusion Growth Fund	.20	–	.05	.25	1.03	1.28
AZL Fusion Moderate Fund	.20	–	.05	.25	.97	1.22

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010
Appendix A

APPENDIX B – CALCULATING THE VALUES AVAILABLE UNDER THE CONTRACT

The following descriptions and examples illustrate the effects of various transactions on the values of your Contract.

Purchase Payments and Transfers into the Base Account

Additional Purchase Payments you allocate to the Base Account and transfers of Income Advantage Account Value into the Base Account increase the Base Account Value by the dollar amount of the Purchase Payment or transfer.

Base Account Value
Prior to Purchase Payment	$100,000
Purchase Payment of $10,000	+ $10,000
After Purchase Payment	$110,000

Partial Withdrawals and Transfers out of the Base Account

Partial withdrawals from the Base Account and transfers of the Base Account Value into the Income Advantage Account decrease the Base Account Value by the dollar amount of the withdrawal or transfer.

Base Account Value
Prior to Partial Withdrawal	$100,000
Partial Withdrawal of $5,000	- $5,000
After Partial Withdrawal	$95,000

Purchase Payments and Transfers into the Income Advantage Account

Additional Purchase Payments allocated to the Income Advantage Account and transfers of Base Account Value into the Income Advantage Account increase the Income Advantage Account Value, Benefit Base, and Income Advantage Death Benefit by the dollar amount of the Purchase Payment or transfer.

	Income Advantage Account Value	Benefit Base	Income Advantage Death Benefit
Prior to Purchase Payment	$100,000	$120,000	$120,000
Purchase Payment of $10,000	+ $10,000	+ $10,000	+ $10,000
After Purchase Payment	$110,000	$130,000	$130,000

Partial Withdrawals, Excess Withdrawals and Transfers out of the Income Advantage Account

Partial withdrawals and Excess Withdrawals from the Income Advantage Account, and transfers of Income Advantage Account Value into the Base Account, decrease the Income Advantage Account Value by the dollar amount taken. They also decrease the Benefit Base and Income Advantage Death Benefit by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. Partial Excess Withdrawals and partial transfers also reduce Income Advantage Payments on the next Benefit Anniversary by the same percentage the Benefit Base decreased.

	Income Advantage Account Value	Benefit Base	Income Advantage Death Benefit
Prior to Withdrawal	$100,000	$120,000	$120,000
Withdrawal of $5,000	- $5,000	-[($5,000/$100,000)x$120,000] = - $6,000	-[($5,000/$100,000)x$120,000] = - $6,000
After Withdrawal	$95,000	$114,000	$114,000

Income Advantage Payments

Income Advantage Payments decrease the Income Advantage Account Value by the dollar amount of the payment and decrease the Income Advantage Death Benefit by the greater of percentage of Income Advantage Account Value paid out, or the dollar amount of the payment. Income Advantage Payments do not decrease the Benefit Base.

	Income Advantage Account Value	Benefit Base	Income Advantage Death Benefit
Prior to Income Advantage Payment	$100,000	$150,000	$120,000
Income Advantage Payment of $5,000	- $5,000	(no change)	-[($5,000/$100,000)x$120,000] = - $6,000
After Income Advantage Payment	$95,000	$150,000	$114,000

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010
Appendix B

GLOSSARY

This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

Account(s) – the Base Account and the Income Advantage Account, each of which is a separate grouping of investment and insurance features under this Contract. They are not separate legal entities.

Account Value(s) – this is the Base Account Value and the Income Advantage Account Value.

Accumulation Phase – this is the initial phase of your Contract under both Accounts. This phase begins on the Issue Date and ends for each Account as described in section 1, The Variable Annuity Contract.

Accumulation Unit – the units into which we convert amounts allocated to the subaccounts that invest in the Investment Options during the Accumulation Phase.

Annuitant – this is the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase.

Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.

Annuity Options – these are the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Base Account is in once Annuity Payments begin.

Annuity Unit – the units into which we convert amounts allocated to the subaccounts that invest in the Investment Options during the Annuity Phase.

Base Account – a group of investment and insurance features available to you under this Contract. The Base Account offers a variety of standard variable annuity features, but does not offer any guaranteed values.

Base Account Fee – the fee we assess on money you allocate to the Base Account.

Base Account Value – on any Business Day it is equal to the sum of the values in your selected Base Account Investment Options. The Base Account Value reflects the deduction of any contract maintenance charge, transfer fee and Base Account Fee.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – a twelve-month anniversary of the Benefit Election Date or any subsequent twelve-month Benefit Anniversary.

Benefit Base – the amount we use to calculate the initial annual maximum Income Advantage Payment available under the Income Advantage Account and the Income Advantage Account Fee.

Benefit Election Date – the date you request to begin Income Advantage Payments and you lock in the initial annual payment percentage based on the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate.

Benefit Year – any period of twelve months beginning on the Benefit Election Date or on a subsequent Benefit Anniversary.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Annuity Date.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010
Glossary

Contract Anniversary – this is a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.

Contract Value – on any Business Day it is equal to the sum of your Base Account Value and your Income Advantage Account Value.

Contract Year – this is any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age we base availability of the Contract and when Income Advantage Payments can begin.

Excess Withdrawal – this is the amount of any withdrawal you take that, when added to other withdrawals taken during the Benefit Year and your annual actual Income Advantage Payment, is greater than your annual maximum Income Advantage Payment.

Exercise Age – the age at which Income Advantage Payments can begin.

Financial Professional – this is the person who advises you to purchase a Contract. A Financial Professional may be an insurance agent, securities registered representative, and/or a registered investment advisory representative. A Financial Professional providing advice regarding the Contracts typically will be acting primarily as an investment advisory representative.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, received by the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Income Advantage Account – a group of investment and insurance features available to you under this Contract. The Income Advantage Account is designed for those who want protection with fewer Investment Options that can be used for guaranteed lifetime withdrawals called Income Advantage Payments.

Income Advantage Account Fee – the fee we assess on money you allocate to the Income Advantage Account.

Income Advantage Account Value – on any Business Day it is equal to the sum of the values in your selected Income Advantage Account Investment Options. The Income Advantage Account Value reflects the deduction of any contract maintenance charge, transfer fee and Income Advantage Account Fee.

Income Advantage Death Benefit – this is the guaranteed death benefit amount available under the Income Advantage Account.

Income Advantage Payment – the payment we make to you under the Income Advantage Account.

Investment Options – these are the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Payee – the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase.

Payment Date – this is the date that Income Advantage Payments will begin.

Purchase Payment – the money you put in the Contract.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010
Glossary

Qualified Contract – a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Anniversary – this is the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – a calculation used in determining the Income Advantage Death Benefit and the Benefit Base under the Income Advantage Account.

Separate Account – Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – this is the Allianz Service Center. Our Service Center address and telephone number are listed in the following section. The address for sending applications for new Contracts is listed on the application.

FOR SERVICE OR MORE INFORMATION

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your Financial Professional. Illustrations demonstrate how your Contract Value, cash surrender value and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

You can contact us at:

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Minneapolis, MN 55416

(800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service Center:

Allianz Life Insurance Company of North America

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the address listed on your application, which may delay processing of your application.

The Allianz Retirement ProSM Variable Annuity Contract Prospectus – September 30, 2010

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STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ RETIREMENT PROSM
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
VARIABLE DEFERRED ANNUITY CONTRACT
ISSUED BY
ALLIANZ LIFE® VARIABLE ACCOUNT B (THE SEPARATE ACCOUNT)
AND
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(ALLIANZ LIFE, WE, US, OUR)

SEPTEMBER 30, 2010

This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the Part A prospectus. Definitions of capitalized terms can be found in the glossary of the Part A prospectus. The Part A prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:

Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416
(800) 624-0197

TABLE OF CONTENTS

ALLIANZ LIFE…………………………………………………………….	2	ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
EXPERTS……………………………………………………..………….	2	CORPORATIONS………………………………………	9
LEGAL OPINIONS………………………………………………………..	2	INCOME TAX WITHHOLDING…………………………….	9
DISTRIBUTOR……………………………………………………………..	2	MULTIPLE CONTRACTS……………………………………	9
FEDERAL TAX STATUS…………………………………………….……..	3	PARTIAL 1035 EXCHANGES…………………………….	9
ANNUITY CONTRACTS IN GENERAL…………………………..……….	3	ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS…	9
TAXATION OF ANNUITIES IN GENERAL…………………………….….	3	DEATH BENEFITS……………………………………….	10
QUALIFIED CONTRACTS……………………………..………………..	4	FEDERAL ESTATE TAXES………………………………..	10
PURCHASING A QUALIFIED CONTRACT………………………………..	5	GENERATION-SKIPPING TRANSFER TAX…………………	10
DISTRIBUTIONS – QUALIFIED CONTRACTS………………….………….	6	FOREIGN TAX CREDITS………………………………….	10
DISTRIBUTIONS – NON-QUALIFIED CONTRACTS……………………….	7	POSSIBLE TAX LAW CHANGES…………………………	10
REQUIRED DISTRIBUTIONS……………………………………………	7	ACCUMULATION UNIT VALUES………………………………	10
WITHHOLDING………………………………………………………..	8	ANNUITY PAYMENTS………………………………………..	11
DIVERSIFICATION……………………………………………………..	8	ANNUITY PAYMENT OPTIONS……………………………	11
OWNER CONTROL…………………………………………………….	8	ANNUITY UNITS/CALCULATING VARIABLE ANNUITY
CONTRACTS OWNED BY NON-INDIVIDUALS…………………………..	8	PAYMENTS…………………………………………..	13
		FINANCIAL STATEMENTS…………………………………….	13
		APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT…	14

RetPSAI- 0910

The Allianz Retirement ProSM Variable Annuity Contract SAI – September 30 , 2010

1

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account B as of and for the year or period ended December 31, 2009 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the consolidated financial statements and supplemental schedules of Allianz Life Insurance Company of North America as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2009, are included in Part C of the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2009 financial statements and supplemental schedules of Allianz Life Insurance Company of North America refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Statement Standards Board (FASB), as of January 1, 2009, as well as an adoption of accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We do not pay commissions for sales of the Contracts.

Allianz Life Financial sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,044 retail broker/dealers to sell its Contracts.

The Contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.

As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain third-party firms for providing marketing support services in marketing our annuity contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 37 broker-dealer firms. These payments vary in amount. In 2009, the five firms receiving the largest payments, ranging from $327,900 to $2,595,212, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support. In addition, Allianz Life Financial may make marketing support payments to investment advisory firms marketing the Contract.

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FIRM NAME
AIG ADVISOR GROUP
LPL FINANCIAL NETWORK
NATIONAL PLANNING HOLDINGS
RAYMOND JAMES
WELLS FARGO

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract under Section 72(u) of the Code.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

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QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Types of Qualified Contracts

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

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If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

PURCHASING A QUALIFIED CONTRACT

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

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DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Annuity Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Annuity Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

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DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Income Advantage Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Income Advantage Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Annuity Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you annuitize the Contract, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death; and (b) if any Owner dies before you annuitize the Contract, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

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Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

“Eligible rollover distributions” from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury regulations (Treasury Reg. 1.817-5) amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. We intend that all Investment Options underlying the Contracts be managed by the investment advisers in such a manner as to comply with these diversification requirements.

OWNER CONTROL

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

CONTRACTS OWNED BY NON-INDIVIDUALS

When a Non-Qualified Contract is owned by a non-individual (for example, certain entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year. We do not accept corporations as non-individual Owners.

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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	distributions which are required minimum distributions; or

•	the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

MULTIPLE CONTRACTS

Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release).

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If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract will be increased to reflect the increase in the transferor’s income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

ACCUMULATION UNIT VALUES

Each Business Day we determine each subaccount’s Accumulation Unit value by multiplying the prior Business Day’s Accumulation Unit value by the net investment factor for the current Business Day. We calculate each Accumulation Unit value after regular trading on the New York Stock Exchange closes each Business Day. We determine the net investment factor by:

•	dividing the Investment Option’s net asset value at the end of the current Business Day by its net asset value at the end of the prior Business Day,

•
adding any applicable dividends or capital gains declared on behalf of the Investment Option that has an ex-dividend date after the prior Business Day and before the close of business on the current Business Day, and

•	multiplying this result by one minus the current Business Day’s mortality and expense risk charge and any additional calendar days since the prior Business Day.

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ANNUITY PAYMENTS

We base Annuity Payments on your Base Account Value. We guarantee that fixed Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you request fixed Annuity Payments, the amount of adjusted Base Account Value that you apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options. Fixed Annuity Payments do not vary with the investment experience of an Investment Option. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments.

Variable payments are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Annuity Payments you elect to receive.

Annuity Payments end upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	When the Contract ends.

ANNUITY PAYMENT OPTIONS

The Annuity Payment Options are briefly described in prospectus section 11 – The Annuity Phase, and we have included additional information that you may find helpful here.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). Alternatively, the Owner may elect to receive a lump sum payment. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Annuity Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

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Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Annuity Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.

For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:

(A) =	Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B) =	The amount applied to variable Annuity Payments on the Annuity Date.

(C) =	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D) =	The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E) =	Dollar value of first variable Annuity Payment.

(F) =	Number of variable Annuity Payments made since the Annuity Date.

We base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

Example

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates the total Base Account Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Base Account Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the Annuity Unit value on the Annuity Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

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We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =
10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS

The first variable Annuity Payment is equal to the amount of Base Account Value you are applying to variable Annuity Payments on the Annuity Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Annuity Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among your selected Investment Options’ subaccounts according to your future Purchase Payment allocation instructions. We then divide the Annuity Payment amount in each subaccount by the subaccount’s Annuity Unit value.

We determine the Annuity Unit value on each Business Day as follows:

•	we multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual assumed investment rate (AIR) adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3%, 5% or 7% based on your selection and applicable state law.

Thereafter, the number of Annuity Units in each subaccount remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and you requested Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the subaccount’s number of Annuity Units by the Annuity Unit value on the payment date.

FINANCIAL STATEMENTS

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2009 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2009 are also included in Part C of the Registration Statement and are incorporated herein by reference.

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APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. For Qualified Contracts, there can be only one Owner and the Owner must be the Annuitant, unless the Contract is owned by a qualified plan or is part of a custodial arrangement. Designating different persons as Owner(s) and Annuitant(s) can have an important impact on whether a death benefit is paid, and on who would receive it. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•	We will pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.		•	The Beneficiary becomes the Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
•	If you are receiving Income Advantage Payments and you selected:		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the
Contract ends and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or  5. For more information, see the Annuity Payment Options discussion in this SAI.

	–	single payments, payments end; or
–
joint payments, payments end unless the deceased Owner’s spouse continues the Contract. If the surviving spouse continues the Contract after the Benefit Election Date, then joint Income Advantage Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable.

•
If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract with their portion of the death benefit instead of receiving a death benefit payout. If the Contract continues, we will increase their portion of the Income Advantage Account Value to equal their portion of the  Income Advantage Death Benefit if that amount is greater, as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

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UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•
The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
			•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
•
We will pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.
•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract ends and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or  5. For more information, see the Annuity Payment Options discussion in this SAI.

•	If you are receiving Income Advantage Payments and you selected:
	–	single payments and the Joint Owners were not spouses, payments end even if the Covered Person is still alive;
	–	single payments and the Joint Owners were spouses, payments end unless the surviving spouse, who is also the Joint Owner, is the Covered Person and he or she elects to continue the Contract;(2) or
	–	joint payments, payments end unless the surviving spouse, who is also the Joint Owner, continues the Contract.(2)	•
If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater, as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

(2)
If the surviving spouse who is also the Joint Owner and a Covered Person continues the Contract after the Benefit Election Date, then Income Advantage Payments will continue at 100% of the amount that we were paying before the death of their spouse. For joint Income Advantage Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Income Advantage Account Value.

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UPON THE DEATH OF A SOLE ANNUITANT (NOTE: We do not allow joint Annuitants until the Annuity Date.)
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If you selected single Income Advantage Payments, payments end. If you selected joint Income Advantage Payments, payments end unless the deceased Annuitant’s spouse continues the Contract.
•
Annuity Payments to the Payee will continue until that portion of the Contract ends and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or  5. For more information, see the Annuity Payment Options discussion in this SAI.

•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.
•	If the deceased Annuitant was a sole Owner, we will pay the Beneficiary(1) a death benefit.		•	If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.(2)
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If you are receiving Income Advantage Payments and you selected:
	–	single payments and the Contract is solely owned or owned by a non-individual, payments end;
	–	single payments and the Contract is jointly owned by non-spouses, payments end, even if the Covered Person is still alive;
	–	single payments and the Contract is jointly owned by spouses, payments end, unless the surviving spouse is also the Covered Person and they elect to continue the Contract;(3) or
	–	joint payments, payments end, unless the surviving spouse continues the Contract.(3)
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract with their portion of the death benefit instead of receiving a death benefit payout. If the Contract continues, we will increase their portion of the Income Advantage Account Value to equal their portion of the Income Advantage Death Benefit if that amount is greater, as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

(2)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater, as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

(3)
If the surviving spouse is a Covered Person and he or she continues the Contract after the Benefit Election Date, then Income Advantage Payments will continue at 100% of the amount that we were paying before the death of their spouse. For joint Income Advantage Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Income Advantage Account Value.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: We do not allow joint Annuitants until the Annuity Date.)
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see the Annuity Payment Options discussion in this SAI.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary will become the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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